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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      April 8, 1998
                                                   -----------------


                          SIGHT RESOURCE CORPORATION
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                     0-21068                04-3181524
-------------------            -----------          ------------------
  (State or other              (Commission            (IRS Employer
   jurisdiction                File Number)         Identification No.)
 of incorporation)


100 Jeffrey Avenue, Holliston, Massachusetts            01746
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:     (508) 429-6916
                                                     -----------------
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Item 5.  Other Events
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     On April 8, 1998, a wholly owned subsidiary of the Company completed its acquisition of all of the issued and outstanding shares of capital stock of Eye Glass Emporium, Inc., an Indiana corporation ("Eye Glass"), from the stockholders of Eye Glass. Eye Glass is a privately held primary eye care chain that operates nine eye care centers in northwest Indiana. The acquisition will be accounted for by using the purchase method of accounting.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information.  Not applicable.

(c)  Exhibits.

           Exhibit
             No.         Description
           -------       -----------

             99          Press Release, dated April 13, 1998.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 24, 1998

                                          SIGHT RESOURCE CORPORATION


                                          By: /s/ William T. Sullivan
                                              -----------------------
                                              William T. Sullivan
                                              President

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                                 EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

    99                    Press Release, dated April 13, 1998.